UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 20, 2010
ALTERA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-16617	77-0016691

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Innovation Drive, San Jose, California	95134

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (408) 544-7000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On July 20, 2010, Altera Corporation issued a press release announcing its financial results for the second quarter of 2010. A copy of the press release is furnished as Exhibit 99.1 to this report.
Item 5.02(b). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
After 22 years at the company, James W. Callas, Vice President, Finance and Controller, will leave Altera Corporation effective August 6, 2010.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99.1 Press release dated July 20, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERA CORPORATION
/s/ Ronald J. Pasek
Ronald J. Pasek
Senior Vice President, Finance and Chief Financial Officer

Dated: July 20, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 20, 2010